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                                                 NISTAR MORTGAGE LOAN POOL
                                        10-YEAR THROUGH 30-YEAR FIXED RATE MORTGAGES
                                                    NISTAR SERIES 2000-1
                                                      POOL PROFILE (1)
                                                       RELO/NON-RELO
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                                            -------------------------------------------------------------
                                                                    PROPOSED BID
                                            -------------------------------------------------------------
                                            ----------------------------------------------------------------------------------
                                                TOTAL POOL       10-YEAR TO 15-YEAR   20-YEAR TO 30-YEAR  TOTAL POOL TOLERANCE
                                            ----------------------------------------------------------------------------------

AGGREGATE PRINCIPAL BALANCE                        $198,000,000           $23,000,000        $175,000,000         (+/- 5.00%)

MORTGAGE LOAN CUTOFF DATE                              1-Feb-00              1-Feb-00            1-Feb-00
INTEREST RATE RANGE                            6.000% - 10.000%       6.500% - 9.125%    6.000% - 10.000%
GROSS WAC                                                 8.26%                 7.78%               8.32%        (+/- 10 Bps)
WEIGHTED AVERAGE SERVICE FEE                             25 bps                25 bps              25 bps
MASTER SERVICING FEE                                    1.7 bps               1.7 bps             1.7 bps
WAM (in months)                                             333                   172                 354      (+/-3  months)

WALTV                                                       79%                   72%                 80%       (maximum 82%)

CALIFORNIA %                                                18%                   15%                 18%       (maximum 21%)
SINGLE LARGEST ZIP CODE CONCENTRATION                        1%                    2%                  1%       (maximum  3%)

AVERAGE LOAN BALANCE                                   $139,698              $121,882            $142,039  (maximum $150,000)
LARGEST INDIVIDUAL LOAN BALANCE                        $700,000              $700,000            $700,000 (maximum $1,500,000)

CONFORMING BALANCE %                                        66%                   65%                 66%       (minimum 60%)

CASH-OUT REFINANCE %                                        18%                   39%                 15%      (maximum  21%)

PRIMARY RESIDENCE %                                         59%                   46%                 61%       (minimum 56%)

INVESTOR PROPERTIES %                                       37%                   45%                 36%       (maximum 40%)

SINGLE-FAMILY DETACHED %                                    66%                   67%                 66%       (minimum 63%)

FULL DOCUMENTATION %                                        75%                   68%                 76%       (minimum 72%)

UNINSURED (greater than) 80% LTV %                           1%                    2%                  1%       (maximum  3%)

TEMPORARY BUYDOWNS                                           0%                    0%                  0%        (maximum 3%)

RELOCATION %                                                 0%                    0%                  0%        (minimum 0%)

NO RATIO %                                                  21%                   40%                 18%      (maximum  25%)

WEIGHTED AVERAGE FICO SCORE                                 709                   716                 708       (minimum 700)

                       THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
                     MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT. SUCH INFORMATION SUPERSEDES
                                    THE INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS.
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

(1) All dollar amounts are approximate and all percentages are expressed as approximate percentages of the Aggregate Principal Balance.

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                                                 NISTAR MORTGAGE LOAN POOL
                                        10-YEAR THROUGH 30-YEAR FIXED RATE MORTGAGES
                                                    NISTAR SERIES 2000-1
                                                    PRICING INFORMATION

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
RATING AGENCIES*                                                                   TBD

PASS THRU RATE                                                                   7.50%
PASS THRU RATE                                                                   7.75%

ASSUMED SIZE OF PRINCIPAL ONLY CLASS - 7.50% PT Rate                             1.20%
ASSUMED SIZE OF PRINCIPAL ONLY CLASS - 7.75% PT Rate                             2.17%

PRICING DATE                                                                       TBD

FINAL STRUCTURE DUE DATE                                              February 8, 2000

SETTLEMENT DATE                                                      February 28, 2000

ASSUMED SUB LEVELS                                                                 AAA    7.250%
                                                                                    AA    3.600%
                                                                                     A    2.250%
                                                                                   BBB    1.250%
                                                                                    BB    0.700%
                                                                                     B    0.450%

                                           NOTE:  AAA CLASS WILL BE RATED BY TWO RATING AGENCIES.
                                           AA THROUGH B CLASSES WILL BE RATED BY ONE RATING AGENCY.

* SHOULD MOODY'S PROVIDE A RATING ON THE TRANSACTION, PLEASE NOTE, THE RESIDUAL CLASS WILL NOT BE RATED.


NISTAR may structure the excess interest as fixed retained yield or servicing fee which would be excluded from the trust for Series 2000-1.  The principal only certficate created by the discount mortgages will not be included in the bid on the pricing date.


NISTAR CONTACTS                                                   Wayne Creadick (301) 846-8452
                                                                  Brad Davis (301) 846-8009



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